UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017 (October 25, 2017)

FRANKLY INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-55821	98-1230527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bryant Street, Suite 310

San Francisco, CA 94107

(Address of principal executive offices) (Zip code)

(415) 861-9797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

On August 31, 2016, we had entered into a $14.5 million credit facility (the “Credit Facility”) under a credit agreement, as amended on December 20, 2016, March 30, 2017 and June 26, 2017 (the “Credit Agreement”) with Raycom Media, Inc. (“Raycom”). On June 26, 2017, we entered into a Securities Purchase Agreement with Raycom (the “Raycom Agreement”) dated June 26, 2017, pursuant to which we agreed to issue to Raycom common shares and warrants in exchange for a US$7,000,000 reduction in the principal amount of indebtedness due to Raycom pursuant to the Credit Agreement and the associated promissory note. See the sections entitled “Item 2. Financial Information—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—The August 2016 Refinancing” and “Item 2. Financial Information—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Recent Developments—Raycom Conversion in the registration statement on Form 10, filed with the Securities and Exchange Commission on August 7, 2017 for a description of the Credit Agreement and the Raycom Agreement.

On October 25, 2017, we further amended the Raycom Agreement and the Credit Agreement (the “Raycom Amendment”), pursuant to which Raycom and we agreed to (i) extend the time period for the enlargement of the Board to seven members to the earlier of, and subject to shareholder approval: (a) 45 days following the effective date of a Form S-1 registration statement, or (b) December 31, 2017, and (ii) amend the date upon which the application of proceeds from an initial public offering in the U.S. and listing of the Company's common shares on Nasdaq would be credited to mandatory payments due under the Credit Agreement from June 30, 2017 to December 31, 2017.

The description of the Raycom Agreement and the Credit Agreement above is qualified in its entirety by reference to the full agreements and amendments and are attached hereto as Exhibits 10.1 through 10.6.

Item 7.01.	Regulation FD Disclosure

In connection with the Raycom Amendment described in Item 1.01 of this Current Report, the Company issued a press release on October 27, 2017. This press release is attached to this Current Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Credit Agreement, dated August 31, 2016 by and between Frankly Inc. and Raycom Media, Inc. (Incorporated by reference from Exhibit 10.10 to Amendment No. 1 to Form S-1 (Registration No. 333-214578) filed January 11, 2017)

10.2	Amendment to the Credit Agreement and SPA, dated December 20, 2016 by and between Raycom Media, Inc. and Frankly Inc. (Incorporated by reference from Exhibit 10.5 to Amendment No. 1 to Form S-1 (Registration No. 333-214578) filed January 11, 2017)

10.3	Amendment to Credit Agreement, SPA and Raycom Warrant, dated March 30, 2017 by and between Raycom Media, Inc. and Frankly Inc. (Incorporated by reference from Exhibit 10.27 to Amendment No. 3 to Form S-1 (Registration No. 333-214578) filed April 18, 2017)

10.4	Amendment to Credit Agreement, SPA and Raycom Warrant, dated May 25, 2017 by and between Raycom Media, Inc. and Frankly Inc. (Incorporated by reference from Exhibit 10.30 to Amendment No. 7 to Form S-1 (Registration No. 333-214578) filed June 2, 2017)

10.5	Securities Purchase Agreement dated June 26, 2017 Raycom Media, Inc. and Frankly Inc. (the “Raycom Agreement”) (Incorporated by reference from Exhibit 10.31 to Amendment No. 9 to Form S-1 (Registration No. 333-214578) filed June 27, 2017)

10.6	Amendment dated October 25, 2017 to the Raycom Agreement by and between Raycom Media, Inc. and Frankly Inc.

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLY INC.

Dated: October 27, 2017	By:	/s/ Steve Chung
	Name:	Steve Chung
	Title:	Chief Executive Officer

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